Exhibit 99.2

Flagstone Reinsurance Holdings Limited

INVESTOR FINANCIAL SUPPLEMENT

FIRST QUARTER 2008

Flagstone Reinsurance Holdings Limited
Crawford House
23 Church Street
Hamilton HM 11
Contact Information:
Brenton Slade
Director of Investor Relations
(441) 278-4303

Website Information:
http://www.flagstonere.bm

This report is for informational purposes only.  It should be read in conjunction with the documents that we file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

Flagstone Reinsurance Holdings Limited
FINANCIAL SUPPLEMENT TABLE OF CONTENTS

Flagstone Reinsurance Holdings Limited
BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

●	Unless otherwise noted, all data is in thousands, except for share, per share amounts and ratio information.

●
The debt to capitalization ratio is an indication of the leverage of the Company.  It is calculated by dividing the Company's long term debt by the total capital.  Total capital represents the sum of shareholders' equity plus long term debt.

●	N/A - means not applicable

●
In presenting the Company's results, management has included and discussed certain "non-GAAP" financial measures, as such term is defined in Regulation G promulgated by the SEC.  Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company's results of operations in a manner that allows a more complete understanding of the underlying trends in the Company's business.  However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.  The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement.

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Flagstone Reinsurance Holdings Limited

Cautionary Statement Regarding Forward-Looking Statements:

This report may contain, and the Company may from time to time make, written or oral “forward-looking statements”  within the meaning of the U.S. federal securities laws, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and other factors, many of which are outside the Company’s control, that could cause actual results to differ materially from such statements. In particular, statements using words such as  “may”, “should”, “estimate”, “expect”, “anticipate”, “intend”, “believe”, “predict”, “potential”,  or words of similar import generally involve forward-looking statements.

Important events and uncertainties that could cause the actual results to differ include, but are not necessarily limited to: market conditions affecting the Company’s common share price; the possibility of severe or unanticipated losses from natural or man-made catastrophes; the effectiveness of our loss limitation methods; our dependence on principal employees; the cyclical nature of the reinsurance business; the levels of new and renewal business achieved; opportunities to increase writings in our core property and specialty reinsurance and insurance lines of business and in specific areas of the casualty reinsurance market; the sensitivity of our business to financial strength ratings established by independent rating agencies; the estimates reported by cedents and brokers on pro-rata contracts and certain excess of loss contracts where the deposit premium is not specified in the contract; the inherent uncertainties of establishing reserves for loss and loss adjustment expenses, our reliance on industry loss estimates and those generated by modeling techniques; unanticipated adjustments to premium estimates; changes in the availability, cost or quality of reinsurance or retrocessional coverage; changes in general economic conditions; changes in governmental regulation or tax laws in the jurisdictions where we conduct business; the amount and timing of reinsurance recoverables and reimbursements we actually receive from our reinsurers; the overall level of competition, and the related demand and supply dynamics in our markets relating to growing capital levels in the reinsurance industry; declining demand due to increased retentions by cedents and other factors; the impact of terrorist activities on the economy; and rating agency policies and practices.

These and other events that could cause actual results to differ are discussed in more detail from time to time in our filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by U.S. federal securities laws. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made.

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Flagstone Reinsurance Holdings Limited

REGULATION G
NON-GAAP FINANCIAL MEASURES

In presenting the Company’s results, management has included and discussed non-GAAP financial measures.  Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company's business.   However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.

BASIC BOOK VALUE PER SHARE

Basic book value per common share is defined as total shareholders' equity divided by the number of common shares outstanding at the end of the period plus vested restricted share units, giving no effect to dilutive securities.

DILUTED BOOK VALUE PER SHARE

The Company has included diluted book value per common share because it takes into account the effect of dilutive securities, therefore, the Company believes it is a better measure of calculating shareholder returns than basic book value per common share.  Diluted book value per common share is defined as total shareholders' equity divided by the number of common shares and common share equivalents outstanding at the end of the period including all potentially dilutive securities such as the warrant, PSU's and RSU's.  When the effect of securities would be anti-dilutive, these securities are excluded from the calculation of diluted book value per common share.  The warrant was anti dilutive and was excluded from the calculation of diluted book value per common share as at March 31, 2008 and March 31, 2007.

DILUTED NET OPERATING INCOME PER SHARE

Diluted net operating income per share is defined as net income adjusted for net realized and unrealized gains (losses) - investments and net realized and unrealized gains (losses) - other divided by diluted weighted average common shares outstanding.

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Flagstone Reinsurance Holdings Limited
FINANCIAL HIGHLIGHTS (Unaudited)

	Three months ended
	March 31, 2008	March 31, 2007

Gross premiums written	$242,246	$207,013
Net premiums written	$226,232	$198,768
Net premiums earned	$135,257	$101,226
Net investment income	$18,696	$13,631
Net income	$32,860	$35,610
Comprehensive income	$31,440	$35,334
Cash flow from operating activities	$105,698	$96,399
Loss and loss adjustment expense reserves	$200,602	$66,540
Total shareholders' equity	$1,241,562	$1,061,236

PER COMMON SHARE AND
COMMON SHARE DATA

Basic earnings per common share	$0.38	$0.50
Diluted earnings per common share	$0.38	$0.50
Diluted net operating income per common share	$0.67	$0.43
Basic weighted average common shares outstanding	85,469,270	71,746,162
Diluted weighted average common shares outstanding	85,690,742	71,839,562
Book value per common share	$14.53	$12.55
Diluted book value per common share	$14.08	$12.31
Diluted book value per common share adjusted for dividends	$14.20	$12.31
Dividend per share	$0.04	$-

FINANCIAL RATIOS
Growth in diluted book value per share (1)	1.8%	3.1%

Loss ratio	29.4%	47.2%
Acquisition cost ratio	17.9%	12.6%
General and administrative expense ratio	19.6%	14.5%
Combined ratio	66.9%	74.3%

INVESTMENT DATA
Total assets	$2,241,885	$1,649,190
Total cash and investments (2)	$1,888,815	$1,271,755

(1) Growth in diluted book value per share represents the increase in diluted book value per share in the period plus dividends declared.

(2) Cash and investments represents the total cash and cash equivalents, fixed maturity investments, short term investments, equities, other investments, accrued interest receivable and net payable for investments purchased.

Flagstone Reinsurance Holdings Limited
CONSOLIDATED STATEMENTS OF INCOME - QUARTERLY  (unaudited)

	Quarter Ended					Year Ended
	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2007
						(audited)
Gross premiums written	$242,246	$65,088	$123,704	$181,345	$207,013	$577,150
Premiums ceded	(16,014)	(9,302)	(32,572)	-	(8,245)	(50,119)
Net premiums written	226,232	55,786	91,132	181,345	198,768	527,031
Change in net unearned premiums	(90,975)	69,484	47,667	(69,503)	(97,542)	(49,894)
Net premiums earned	135,257	125,270	138,799	111,842	101,226	477,137
Net investment income	18,696	22,624	17,022	20,531	13,631	73,808
Net realized and unrealized (losses) gains - investments	(12,412)	(1,573)	17,980	(3,741)	4,508	17,174
Net realized and unrealized (losses) gains - other	(12,237)	(1,985)	(9,682)	1,840	6	(9,821)
Other income	1,724	2,926	1,961	251	673	5,811
Total revenues	131,028	147,262	166,080	130,723	120,044	564,109

EXPENSES
Loss and loss adjustment expenses	39,767	30,415	37,439	77,257	47,748	192,859
Acquisition costs	24,165	26,054	28,795	14,725	12,718	82,292
General and administrative expenses	26,549	24,229	19,763	13,800	14,669	72,461
Interest expense	5,340	6,020	5,873	3,520	3,264	18,677
Net foreign exchange gains	(6,699)	(2,109)	(1,842)	(56)	(1,282)	(5,289)
Total expenses	89,122	84,609	90,028	109,246	77,117	361,000
Income before income taxes, minority interest and interest in earnings of equity investments	41,906	62,653	76,052	21,477	42,927	203,109
Provision for income tax	(865)	(432)	(229)	(77)	(45)	(783)
Minority interest	(8,181)	(10,852)	(9,317)	(7,892)	(7,733)	(35,794)
Interest in earnings of equity investments	-	-	(257)	1,186	461	1,390

NET INCOME (1)	$32,860	$51,369	$66,249	$14,694	$35,610	$167,922

Change in currency translation adjustment	(1,420)	1,652	8,310	(1,741)	(276)	7,945
COMPREHENSIVE INCOME	$31,440	$53,021	$74,559	$12,953	$35,334	$175,867

KEY RATIOS

Loss ratio	29.4%	24.3%	27.0%	69.1%	47.2%	40.4%
Acquisition cost ratio	17.9%	20.8%	20.7%	13.2%	12.6%	17.2%
General and administrative expense ratio	19.6%	19.3%	14.2%	12.3%	14.5%	15.2%
Combined ratio	66.9%	64.4%	61.9%	94.6%	74.3%	72.8%

PER COMMON SHARE DATA
Weighted average common shares outstanding - basic	85,469,270	85,414,160	85,413,479	85,139,757	71,746,162	81,975,384
Weighted average common shares outstanding - diluted	85,690,742	85,529,672	85,491,561	85,198,147	71,839,562	82,111,590
Net income per common share outstanding - basic	$0.38	$0.60	$0.78	$0.17	$0.50	$2.05
Net income per common share outstanding - diluted	$0.38	$0.60	$0.77	$0.17	$0.50	$2.05

(1) Effective January 1, 2007, the Company elected to adopt FAS 157 and FAS 159. As a result of this election, all changes in unrealized gains (losses) associated with our fixed maturity and equity investments are included in net income.

Flagstone Reinsurance Holdings Limited
GROSS PREMIUM WRITTEN BY LINE OF BUSINESS AND
GEOGRAPHIC AREA OF RISK (Unaudited)

	Three months ended March 31, 2008		Three months ended March 31, 2007
	Gross premiums written	% of total	Gross premiums written	% of total
Line of Business
Reinsurance
Property catastrophe	$164,616	68.0%	$158,368	76.5%
Property	18,921	7.8%	24,556	11.9%
Short-tail specialty and casualty	39,604	16.3%	24,089	11.6%
	223,141	92.1%	207,013	100.0%
Insurance	19,105	7.9%	-	0.0%
Total	$242,246	100.0%	$207,013	100.0%

	Three months ended March 31, 2008		Three months ended March 31, 2007
	Gross premiums written	% of total	Gross premiums written	% of total
Geographic area of risk insured(1)
North America	$78,683	32.5%	$90,751	43.8%
Europe	64,675	26.7%	66,968	32.3%
Worldwide risks(2)	56,864	23.5%	25,606	12.4%
Caribbean(3)	25,720	10.6%	7,363	3.6%
Japan and Australasia	9,292	3.8%	11,639	5.6%
Other	7,012	2.9%	4,686	2.3%
Total	$242,246	100.0%	$207,013	100.0%

(1) Except as otherwise noted, each of these categories includes contracts that cover risks located primarily in the designated geographic area.
(2) This geographic area includes contracts that cover risks primarily in two or more geographic zones.
(3) Gross premiums written related to the insurance segment are included in the Caribbean geographic area.

Flagstone Reinsurance Holdings Limited
CONSOLIDATED BALANCE SHEETS  (Unaudited)

	As at
	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007
ASSETS
Investments:
Fixed maturity investments, at fair value	$709,393	$1,109,105	$1,102,328	$978,660	$902,509
Short term investments, at fair value	70,956	23,616	14,242	25,583	4,974
Equity investments, at fair value	86,854	74,357	28,746	28,766	23,090
Other investments	322,907	293,166	289,340	157,438	151,272
Total investments	1,190,110	1,500,244	1,434,656	1,190,447	1,081,845

Cash and cash equivalents	710,663	362,680	322,768	422,045	191,191
Proceeds receivable from initial public offering	-	-	-	-	164,854
Insurance and reinsurance premium balances receivable	205,683	136,555	189,553	220,229	145,834
Unearned premiums ceded	18,348	14,608	22,491	4,211	7,484
Accrued interest receivable	6,225	9,915	7,534	7,719	5,965
Receivable for investments sold	5,660	-	-	-	-
Deferred acquisition costs	37,290	30,607	36,819	34,186	22,867
Funds withheld	10,361	6,666	6,606	5,138	5,069
Goodwill	10,781	10,781	11,556	6,602	5,624
Other assets	46,764	31,717	33,704	17,580	17,363
Due from related parties	-	-	1,009	2,291	1,094
TOTAL ASSETS	$2,241,885	$2,103,773	$2,066,696	$1,910,448	$1,649,190

LIABILITIES
Loss and loss adjustment expense reserves	$200,602	$180,978	$161,442	$135,143	$66,540
Unearned premiums	276,823	175,607	252,096	269,020	202,803
Insurance and reinsurance balances payable	13,207	12,088	22,728	883	6,235
Payable for investments purchased	23,843	41,750	8,248	1,201	7,246
Long term debt	266,375	264,889	264,469	238,290	137,361
Other liabilites	33,375	33,198	26,076	17,164	12,683
Due to related parties	-	-	-	1,283	1,359
TOTAL LIABILITIES	814,225	708,510	735,059	662,984	434,227

Minority Interest - Mont Fort Re(1) and Island Heritage	186,098	184,778	172,704	161,619	153,727

SHAREHOLDERS' EQUITY

Common voting shares	853	853	853	853	845
Additional paid-in capital	909,026	905,316	903,220	901,279	889,631
Accumulated other comprehensive income (loss)	5,457	7,426	5,774	(2,536)	(795)
Retained earnings	326,226	296,890	249,086	86,249	171,555
TOTAL SHAREHOLDERS' EQUITY	1,241,562	1,210,485	1,158,933	1,085,845	1,061,236

TOTAL LIABILITIES, MINORITY INTEREST AND SHAREHOLDERS' EQUITY	$2,241,885	$2,103,773	$2,066,696	$1,910,448	$1,649,190

Basic book value per common share	$14.53	$14.17	$13.59	$12.73	$12.55

Diluted book value per common share	$14.08	$13.87	$13.30	$12.46	$12.31

Diluted book value per common share adjusted for dividends declared	$14.20	$13.95	$13.34	$12.46	$12.31

Debt to total capitalization (2)	17.7%	18.0%	18.6%	18.0%	11.5%

(1) See Pages 10 and 11 for additional information.
(2) Comprises long term debt divided by the sum of long term debt plus shareholders' equity.

Flagstone Reinsurance Holdings Limited
INVESTMENT PORTFOLIO COMPOSITION (Unaudited)

	Quarter Ended
	March 31, 2008		December 31, 2007		September 30, 2007		June 30, 2007		March 31, 2007

U.S. government and agency securities	$273,011	22.9%	$493,969	32.9%	$265,467	18.5%	$313,808	26.4%	$349,049	32.3%
Corporates	184,975	15.5%	260,692	17.4%	272,931	19.0%	181,619	15.3%	248,729	23.0%
Non US government and government agencies	363	0.1%	558	0.1%	1,783	0.1%	-	0.0%	-	0.0%
Mortgage-backed securities	111,792	9.4%	198,734	13.2%	324,831	22.7%	221,436	18.6%	176,914	16.3%
Asset-backed securities	139,252	11.7%	155,152	10.3%	237,316	16.5%	231,236	19.4%	116,609	10.8%
Other debt securities	-	0.0%	-	0.0%	-	0.0%	30,561	2.6%	11,208	1.0%
Total fixed maturities	709,393	59.6%	1,109,105	73.9%	1,102,328	76.8%	978,660	82.3%	902,509	83.4%
Other investments	322,907	27.1%	293,166	19.5%	289,340	20.2%	157,438	13.2%	151,272	14.0%
Total	1,032,300	86.7%	1,402,271	93.4%	1,391,668	97.0%	1,136,098	95.5%	1,053,781	97.4%
Equity securities	86,854	7.3%	74,357	5.0%	28,746	2.0%	28,766	2.4%	23,090	2.1%
Short term investments	70,956	6.0%	23,616	1.6%	14,242	1.0%	25,583	2.1%	4,974	0.5%
Total	$1,190,110	100.0%	$1,500,244	100.0%	$1,434,656	100.0%	$1,190,447	100.0%	$1,081,845	100.0%

CREDIT QUALITY OF FIXED MATURITIES AND SHORT TERM INVESTMENTS
AAA	$581,871	74.6%	$843,980	74.5%	$823,292	73.7%	$779,600	77.6%	$603,379	66.5%
AA	77,942	10.0%	117,704	10.4%	113,974	10.2%	91,256	9.1%	101,419	11.2%
A	102,296	13.1%	148,239	13.1%	159,621	14.3%	114,348	11.4%	183,507	20.2%
BBB	17,873	2.3%	22,798	2.0%	19,683	1.8%	19,039	1.9%	19,178	2.1%
B	367	0.0%	-	0.0%	-	0.0%	-	0.0%	-	0.0%
Total	$780,349	100%	$1,132,721	100.0%	$1,116,570	100.0%	$1,004,243	100.0%	$907,483	100.0%

MATURITY PROFILE OF FIXED MATURITIES AND SHORT TERM INVESTMENTS
Within one year	$122,878	15.7%	$57,033	5.0%	$34,320	3.1%	$45,062	4.5%	$12,721	1.4%
From one to five years	214,142	27.4%	372,338	32.9%	321,244	28.8%	284,514	28.3%	304,129	33.5%
From five to ten years	118,191	15.2%	209,821	18.5%	151,795	13.6%	143,834	14.3%	117,065	12.9%
Above ten years	74,093	9.5%	139,643	12.3%	96,024	8.6%	91,512	9.1%	180,044	19.8%
Asset-backed and mortgage-backed securities	251,045	32.2%	353,886	31.3%	513,187	45.9%	439,321	43.8%	293,524	32.4%
Total	$322,907	100.0%	$1,132,721	100.0%	$1,116,570	100.0%	$1,004,243	100.0%	$907,483	100.0%

Average credit quality	AA+	AA+	AA+	AA+	AA+

OTHER INVESTMENTS
Island Heritage	$-	$-	$-	$11,977	$9,287
Real estate investment trusts	11,079	12,204	13,787	12,724	10,897
Investment funds	30,834	31,249	31,033	30,195	28,653
Catastrophe bonds	36,652	36,619	36,599	36,541	36,453
Fixed income fund	244,342	212,982	207,921	66,001	65,982
Other investment	-	112	-	-	-
Total	$780,349	$293,166	$289,340	$157,438	$151,272

Flagstone Reinsurance Holdings Limited

RESERVE FOR LOSSES AND LOSS EXPENSES:  PAID TO INCURRED ANALYSIS (Unaudited)

	Three months ended March 31, 2008			Three months ended December 31, 2007			Three months ended September 30, 2007
Loss and loss adjustment expenses reserves	Gross	Recoveries	Net	Gross	Recoveries	Net	Gross	Recoveries	Net

Beginning of period	$180,978	$-	$180,978	$161,442	$-	$161,442	$135,143	$-	$135,143

Incurred	40,123	(356)	39,767	30,415	-	30,415	37,439	-	37,439

Other (1)	39	-	39	(352)	-	(352)	5,542	-	5,542

Paid	(20,182)	-	(20,182)	(10,527)	-	(10,527)	(16,682)	-	(16,682)

End of period	$200,958	$(356)	$200,602	$180,978	$-	$180,978	$161,442	$-	$161,442

Paid to incurred percentage	50.3%	0.0%	50.8%	34.6%	0.0%	34.6%	44.6%	0.0%	44.6%

	Three months ended June 30, 2007			Three months ended March 31, 2007
Loss and loss adjustment expenses reserves	Gross	Recoveries	Net	Gross	Recoveries	Net

Beginning of period	$66,540	$-	$66,540	$22,516	$-	$22,516

Incurred	77,257	-	77,257	47,748	-	47,748

Other (1)	-	-	-	-	-	-

Paid	(8,654)	-	(8,654)	(3,724)	-	(3,724)

End of period	$135,143	$-	$135,143	$66,540	$-	$66,540

Paid to incurred percentage	11.2%	0.0%	11.2%	7.8%	0.0%	7.8%

(1) This amount represents the movement in reserves as a result of foreign exchange movements and the reserves acquired upon acquistition of the controlling interest in Island Heritage.

Flagstone Reinsurance Holdings Limited CAPITALIZATION (Unaudited)
	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007

	---	---	---	---	---
Long term debt	$266,375	$264,889	$264,469	$238,290	$137,361
Shareholders' equity	1,241,562	1,210,485	1,158,933	1,085,845	1,061,236

Total Capitalization	$1,507,937	$1,475,374	$1,423,402	$1,324,135	$1,198,597

Leverage ratio:
Debt to total capitalization	17.7%	18.0%	18.6%	18.0%	11.5%

	March 31, 2008		March 31, 2007
	Debt or Facility Principal	In use	Debt or Facility Principal	In use
Debt and financing arrangements
Junior Subordinated Deferrable Interest Notes (a)	$25,000	$25,000	$-	$-
Junior Subordinated Deferrable Interest Notes (b)	$100,000	$100,000	$-	$-
Deferrable Interest Debentures (c)	$120,000	$120,000	$120,000	$120,000
Deferrable Interest Debentures (d)	€13,000	€13,000	€13,000	€13,000
Other long term debt	$945	$851	$-	$-
Letter of credit facility (e)	$400,000	$73,212	$200,000	$68,593
Letter of credit facility (f)	$200,000	$-	$-	$-

Notes:
(a)  The Junior Subordinated Deferrable Interest Notes have a floating rate equal to LIBOR plus 310 basis points per annum reset quarterly.  The notes mature on September 15, 2037, and may be called at par by the Issuer at any time after September 15, 2012.

(b)  The Junior Subordinated Deferrable Interest Notes have a floating rate equal to LIBOR plus 300 basis points per annum reset quarterly.  The notes mature on July 30, 2037, and may be called at par by the Issuer at any time after July 30, 2012.

(c)  The Deferrable Interest Debentures have a floating rate equal to LIBOR plus 354 basis points per annum reset quarterly.  The notes mature on September 15, 2036 and may be called at par by the Issuer at any time after September 15, 2011.

(d)  The Deferrable Interest Debentures have a floating rate equal to EURIBOR plus 354 basis points per annum reset quarterly.  The notes mature on September 15, 2036 and may be called at par by the Issuer at any time after September 15, 2011.

(e)  $400.0 million uncommitted letter of credit facility agreement with Citibank N.A.  The drawn amount of the facility at March 31, 2008 was secured by $81.3 million of fixed maturity securities from the Company's investment portfolio.

(f)   $200.0 million uncommitted letter of credit facility agreement with Wachovia Bank, N.A.  If drawn upon, the utilized portion of the facility will be secured by an appropriate portion of securities from the Company’s investment portfolio.

Flagstone Reinsurance Holdings Limited

EARNINGS PER COMMON SHARE INFORMATION - AS REPORTED, GAAP (Unaudited)

	Three months ended
	March 31, 2008	March 31, 2007

Net income available to common shareholders	$32,860	$35,610

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic weighted average common shares outstanding (1)	85,469,270	71,746,162

Dilutive share equivalents:
Unvested performance share units (2)	-	-
Unvested restricted share units	221,472	93,400
Diluted weighted average common shares outstanding	85,690,742	71,839,562

EARNINGS PER COMMON SHARE
Basic	$0.38	$0.50
Diluted	$0.38	$0.50

(1) Includes weighted average vested restricted share units
(2)  Effective January 1, 2007 and in accordance with SFAS 128, we determined that the PSUs should not be included in the calculation of diluted EPS until the end of the performance period, when the numbers of shares issuable under the PSU Plan will be known. As at March 31, 2008, there were 2,308,658 PSUs outstanding under the PSU Plan.

Flagstone Reinsurance Holdings Limited

NON-GAAP FINANCIAL MEASURES RECONCILIATION

BASIC AND DILUTED BOOK VALUE PER COMMON SHARE (Unaudited)

	As at
	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007

DILUTIVE COMMON SHARES AS IF OUTSTANDING

Common shareholders' equity	$1,241,562	$1,210,485	$1,158,933	$1,085,845	$1,061,236

Cumulative dividends declared	$10,501	$6,977	$3,412	$-	$-

Common shares outstanding	85,316,924	85,309,107	85,297,891	85,297,891	84,547,891
add in:
vested restricted share units	152,958	105,060	-	-	-
Total common shares and common share equivalents outstanding	85,469,882	85,414,167	85,297,891	85,297,891	84,547,891

Basic book value per common share	$14.53	$14.17	$13.59	$12.73	$12.55

Basic book value per common share adjusted for dividends	$14.65	$14.25	$13.63	$12.73	$12.55

Diluted book value on an "as if converted basis"
Common shareholders' equity	$1,241,562	$1,210,485	$1,158,933	$1,085,845	$1,061,236
add in:
proceeds on exercise of warrant (1)	-	-	-	-	-

Adjusted shareholders' equity	$1,241,562	$1,210,485	$1,158,933	$1,085,845	$1,061,236

Cumulative dividends declared	$10,501	$6,977	$3,412	$-	$-

As if converted diluted shares outstanding
Common shares and share equivalents outstanding	85,469,882	85,414,167	85,297,891	85,297,891	84,547,891
add in:
vesting of performance share units	2,308,658	1,658,700	1,538,000	1,538,000	1,381,000
vesting of restricted share units	379,600	221,550	326,538	326,538	254,477

Diluted common shares outstanding	88,158,140	87,294,417	87,162,429	87,162,429	86,183,368

Diluted book value per common share	$14.08	$13.87	$13.30	$12.46	$12.31

Diluted book value per common share adjusted for dividends (3)	$14.20	$13.95	$13.34	$12.46	$12.31

Change in diluted book value per share: Quarter	1.6%	4.3%	6.7%	1.2%	3.1%
Change in diluted book value per share adjusted for dividends (2): Quarter	1.8%	4.6%	7.1%	1.2%	3.1%
Change in diluted book value per share adjusted for dividends (2): Rolling 12 months	15.3%	16.8%	20.3%	21.3%	23.3%
Annualized change in diluted book value per share adjusted for dividends since inception	17.6%	19.0%	18.9%	16.9%	19.5%

(1)	Diluted book value per share incorporates the assumption that the warrant would not be exercised at the end of any period where the share price is less than the strike price.
(2)	Change in diluted book value adjusted for dividends is the internal rate of return of the increase in diluted book value per share in the period plus dividends declared.
(3)	Diluted book value per common share adjusted for dividends is calculated by dividing common shareholders' equity by the sum of cumulative dividends declared and diluted common shares outstanding.

Flagstone Reinsurance Holdings Limited

SUMMARY CONSOLIDATING BALANCE SHEET - MONT FORT (unaudited)

	As at March 31, 2008
	Flagstone Consolidated Excluding Mont Fort	Mont Fort	Consolidation/ Elimination	Flagstone Consolidated
ASSETS
Investments:
Fixed maturity investments, at fair value	$629,474	$79,919	$-	$709,393
Short term investments, at fair value	70,956	-	-	70,956
Equity investments, at fair value	86,854	-	-	86,854
Other investments	324,428	-	(1,521)	322,907
Total investments	1,111,712	79,919	(1,521)	1,190,110

Cash and cash equivalents	617,785	92,878	-	710,663
Insurance and reinsurance premium balances receivable	205,791	8,202	(8,310)	205,683
Unearned premiums ceded	18,348	-	-	18,348
Accrued interest receivable	5,390	835	-	6,225
Receivable for investments sold	5,660	-	-	5,660
Deferred acquisition costs	37,290	-	-	37,290
Funds withheld	10,361	-	-	10,361
Goodwill	10,781	-	-	10,781
Other assets	46,136	628	-	46,764
Due from related parties	6,150	(6,150)	-	-
TOTAL ASSETS	$2,075,404	$176,312	$(9,831)	$2,241,885

LIABILITIES
Loss and loss adjustment expense reserves	$200,602	$-	$-	$200,602
Unearned premiums	276,823	-	-	276,823
Insurance and reinsurance balance payable	13,079	8,438	(8,310)	13,207
Payable for investments purchased	23,843	-	-	23,843
Long term debt	266,375	-	-	266,375
Other liabilites	33,334	41	-	33,375
TOTAL LIABILITIES	814,056	8,479	(8,310)	814,225

Minority Interest	19,786	-	166,312	186,098

SHAREHOLDERS' EQUITY
Common voting shares	853	123,118	(123,118)	853
Additional paid-in capital	909,026	-	-	909,026
Accumulated other comprehensive	5,457	-	-	5,457
Retained earnings	326,226	44,715	(44,715)	326,226
TOTAL SHAREHOLDERS' EQUITY	1,241,562	167,833	(167,833)	1,241,562

TOTAL LIABILITIES, MINORITY INTEREST AND SHAREHOLDERS' EQUITY	$2,075,404	$176,312	$(9,831)	$2,241,885

Flagstone Reinsurance Holdings Limited

SUMMARY CONSOLIDATING INCOME STATEMENTS - MONT FORT (unaudited)

	Quarter ending March 31, 2008
	Flagstone Consolidated Excluding Mont Fort	Mont Fort	Consolidation/ Elimination	Flagstone Consolidated

REVENUES
Gross premiums written	$242,246	$6,712	$(6,712)	$242,246
Premiums ceded	(22,726)	-	6,712	(16,014)
Net premiums written	219,520	6,712	-	226,232

Change in net unearned premiums	(91,023)	48	-	(90,975)
Net premiums earned	128,497	6,760	-	135,257
Net investment income	16,809	1,887	-	18,696
Net realized and unrealized (losses) gains - investments	(13,310)	898	-	(12,412)
Net realized and unrealized (losses) gains - other	(12,578)	341	-	(12,237)
Other income	3,487	(1,395)	(368)	1,724
Total revenues	122,905	8,491	(368)	131,028

EXPENSES
Loss and loss adjustment expenses	39,767	-	-	39,767
Acquisition costs	23,830	703	(368)	24,165
General and administrative expenses	26,487	62	-	26,549
Interest expense	5,340	-	-	5,340
Net foreign exchange gains	(6,699)	-	-	(6,699)
Total expenses	88,725	765	(368)	89,122

Income before income taxes, minority interest
and interest in earnings of equity invetsments	34,180	7,726	-	41,906
Provision for income tax	(865)	-	-	(865)
Minority interest	(459)	-	(7,722)	(8,181)
Interest in earnings of equity investments	4	-	(4)	-

NET INCOME	$32,860	$7,726	$(7,726)	$32,860

Change in currency translation adjustment	(1,420)	-	-	(1,420)

COMPREHENSIVE INCOME	$31,440	$7,726	$(7,726)	$31,440

KEY RATIOS

Loss ratio	30.9%			29.4%
Acquisition cost ratio	18.5%			17.9%
General and administrative expense ratio	20.6%			19.6%
Combined ratio	70.0%			66.9%

Note: Mont Fort was consolidated starting in Q1, 2007.